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                                                                     Exhibit 4.2
                                                                  EXECUTION COPY

                             CUMMINS CAPITAL TRUST I
                               (a Delaware Trust)

                                    5,000,000
  7% Convertible Cumulative Quarterly Income Preferred Securities (QUIPS(SM)*)
                 (Liquidation Amount $50 per Preferred Security)
       guaranteed to the extent set forth herein by, and convertible into,
                                Common Stock of,

                                  CUMMINS INC.

                          -----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                                                                   June 18, 2001

Goldman, Sachs & Co.,
J.P. Morgan Securities Inc.,
Salomon Smith Barney Inc.,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         Cummins Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and Cummins Inc., an Indiana corporation, as depositor of the Trust and as guarantor (the "Company"), propose that the Trust issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 7% Convertible Quarterly Income Preferred Securities (liquidation amount $50 per preferred security) (the "Preferred Securities") of the Trust. The Preferred Securities are guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and BNY Midwest Trust Company, as trustee, and may be (A) converted into common stock, $2.50 par value per share ("Common Stock"), of the Company or (B) exchanged under certain circumstances into the 7% Junior Subordinated Convertible Debentures Due June 15, 2031 of the Company (the "Debentures") held by the Trust, which are convertible into Common Stock. The Preferred Securities, the Debentures, the Guarantee and the Common Stock issuable upon conversion of the Preferred Securities or the Debentures, or both, are referred to collectively as the "Securities". As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company and the Trust, jointly and severally, agree with the Purchasers for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:


----------
* QUIPS is a servicemark of Goldman, Sachs & Co.
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         1.       DEFINITIONS.

         (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

         "ACT" or "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

         "AFFILIATE" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "CLOSING DATE" means the First Time of Delivery as defined in the Purchase Agreement.

         "COMMISSION" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "DTC" means The Depository Trust Company.

         "EFFECTIVENESS PERIOD" has the meaning assigned thereto in Section 2(b)(i) hereof.

         "EFFECTIVE TIME" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

         "ELECTING HOLDER" has the meaning assigned thereto in Section 3(a)(3) hereof.

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

         "HOLDER" means, any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

         "INDENTURE" means the Indenture, dated as of June 18, 2001, between the Company and BNY Midwest Trust Company, as amended and supplemented from time to time in accordance with its terms.

         "MANAGING UNDERWRITERS" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

         "NASD RULES" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.
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         "NOTICE AND QUESTIONNAIRE" means a Notice of Registration Statement and
Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         The term "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "PROSPECTUS" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

         "PURCHASE AGREEMENT" means the purchase agreement, dated as of June 12, 2001 between the Purchasers and the Company relating to the Securities.

         "PURCHASERS" means the Purchasers named in Schedule I to the Purchase Agreement.

         "REGISTRABLE SECURITIES" means all or any portion of the Securities issued from time to time; PROVIDED, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         "RESTRICTED SECURITY" means any Security except any such Security which
(i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, or (iv) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with the terms of the Trust Agreement or the Indenture, as the case may be.

         "RULES AND REGULATIONS" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

         "SHELF REGISTRATION" means a registration effected pursuant to Section 2 hereof.

         "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any
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amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

         "TRUST AGREEMENT" means the Amended and Restated Trust Agreement, dated as of June 18, 2001, among Cummins Inc., as Depositor, BNY Midwest Trust Company, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee and the Administrative Trustees named therein, relating, among other things, to the Preferred Securities, as amended and supplemented from time to time in accordance with its terms.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

         The term "UNDERWRITER" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

         (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, the Preferred Securities and the Debentures issuable upon exchange of the Preferred Securities will be treated as the same class of Securities, and the percentage of the "principal amount" of the Registrable Securities will be the percentage of the principal amount of any Debentures issued upon exchange of the Preferred Securities and the liquidation amount of Preferred Securities outstanding, taken as a whole. In addition, the Common Stock shall be treated as representing the liquidation amount of Preferred Securities or the principal amount of Debentures, which was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

         2. SHELF REGISTRATION.

         (a) The Company and the Trust shall, no later than 90 calendar days following the Closing Date, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act no later than 180 calendar days following the Closing Date; PROVIDED, HOWEVER, that the Company may, upon written notice to all Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole; PROVIDED FURTHER, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

         (b) The Company and the Trust shall each use its best efforts:
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                  (i) To keep the Shelf Registration Statement continuously
         effective in order to permit the Prospectus forming part thereof to be usable by Holders until the earliest of (1) the sale of all Registrable Securities registered under the Shelf Registration Statement; (2) the expiration of the period referred to in Rule 144(k) of the Act or any successor provision thereto with respect to all Registrable Securities held by Persons that are not Affiliates of the Company; and (3) two years from the Effective Time (such period being referred to herein as the "Effectiveness Period");

                  (ii) After the Effective Time of the Shelf Registration Statement, promptly upon the request of any Holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement; PROVIDED, HOWEVER, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(2) hereof; and

                  (iii) If at any time the Preferred Securities or the Debentures are convertible into securities other than Common Stock, the Company and the Trust shall, or shall cause any successor under the Trust Agreement or the Indenture, as the case may be, to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

The Company and the Trust shall each be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if either the Trust or the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is permitted pursuant to subparagraph (c) below or is required by applicable law and the Company thereafter promptly complies with the requirements of paragraph 3(j) below.

         (c) The Company may suspend the use of the Prospectus for a period not to exceed 30 days in any 90-day period or an aggregate of 90 days in any 12-month period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. Each suspension period, with respect to each Holder, shall begin on the date following the date written notice of such suspension is received by such Holder and shall end on the earlier of (i) the date such Holder receives from the Company a written notice that such suspension has been terminated and (ii) the 31st calendar day from the date on which the written notice of suspension is received by such Holder.
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         3. REGISTRATION PROCEDURES. In connection with the Shelf Registration
Statement, the following provisions shall apply:

         (a) (i) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company and the Trust shall mail the Notice and Questionnaire to the Holders of Registrable Securities. Any Person that acquires any Registrable Securities from an Electing Holder in compliance with the applicable provisions of the Securities will be entitled to have such Registrable Securities included in the Shelf Registration Statement so long as such transferee provides the Company with an updated Notice and Questionnaire prior to the Questionnaire Deadline (as defined below). No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company and the Trust by the deadline for response set forth therein (the "Questionnaire Deadline"); PROVIDED, HOWEVER, that Holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company and the Trust. If such completed Notice and Questionnaire is received by the Company at least 10 days before the Effective Time, such Holder shall be entitled to have its Registrable Securities included in the Shelf Registration Statement at the Effective Time. If the Company receives such completed Notice and Questionnaire after the 10th day before the Effective Time, the Registrable Securities covered by the Notice and Questionnaire will be included in the Shelf Registration Statement as promptly as reasonably practicable after receipt of such Notice and Questionnaire.

                  (ii) After the Effective Time of the Shelf Registration Statement, the Company and the Trust shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company

                  (iii) The term "Electing Holder" shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company and the Trust in accordance with
         Section 3(a)(i) or 3(a)(ii) hereof.

         (b) The Company and the Trust shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such Holders, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its best efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holders and their respective counsel reasonably may propose.
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         (c) The Company and the Trust shall promptly take such action (except during a period in which the use of the Prospectus has been suspended by the Company pursuant to Section 2(c)) as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder; (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) The Company shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such Holder:

                  (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective, in each case making a public announcement thereof by release made to Dow Jones & Company, Inc. or Bloomberg Business News;

                  (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (v) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made).

         (e) The Company and the Trust shall each use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

         (f) The Company and the Trust shall furnish to each Electing Holder (via regular mail or, if such Electing Holder specifies an e-mail address in its Notice and Questionnaire and the Company so elects to deliver the documents specified in this subsection, via e-mail), without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

         (g) The Company and the Trust shall, during the Effectiveness Period, deliver to each Electing Holder (via regular mail or, if such Electing Holder specifies an e-mail address in its Notice and Questionnaire and the Company so elects to deliver the documents specified in this subsection, via e-mail), without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company and the Trust each consents (except during the continuance of any event described in Section 3(d)(v) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

         (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company and the Trust shall use their best efforts (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that in no event shall the Company or the Trust be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h), (B) take any action which would subject it to taxation in any jurisdiction where it is not then so subject, or (C) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

         (i) Unless any Registrable Securities shall be in book-entry only form, the Company and the Trust shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

         (j) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, the Company and the Trust shall promptly (or before the expiration of the suspension period if the use of the Prospectus has been suspended by the Company pursuant to Section 2(c)) prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company or the Trust notifies the Electing Holders of the occurrence of any event contemplated by paragraph 3(d)(v) above, the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

         (k) Not later than the Effective Time of the Shelf Registration Statement, the Company and the Trust shall each provide a CUSIP number for the Preferred Securities registered under such Shelf Registration Statement; in the event of and at the time of any distribution of the Debentures to Holders, the Company and the Trust shall provide a CUSIP number for the Debentures and provide the applicable trustee with certificates for such Registrable Securities, in a form eligible for deposit with DTC.

         (l) The Company and the Trust shall each use its best efforts to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

         (m) Not later than the Effective Time of the Shelf Registration Statement, the Company and the Trust shall cause the Indenture, the Trust Agreement and the Guarantee to be qualified under the Trust Indenture Act; in connection with such qualification, the Company and the Trust shall cooperate with the Trustee under the Indenture, the Trust Agreement and the Guarantee and the Holders (as defined in the Indenture) to effect such changes to the Indenture, the Trust Agreement and the Guarantee as may be required for such documents to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company and the Trust shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such documents to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Trust Agreement or the Guarantee, the Company or the Trust shall appoint a new trustee thereunder pursuant to the applicable provisions of each such document.

         (n) In the event of an underwritten offering conducted pursuant to
Section 6 hereof, the Company and the Trust shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

         (o) The Company and the Trust shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof.

         (p) The Company and the Trust shall:

                  (i) (A) make reasonably available for inspection by Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company, its subsidiaries and the Trust, and (B) cause the officers, directors, employees and agents of the Company and the trustees of the Trust to supply all information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that all records, information and documents that are designated in writing by the Company and the Trust, in good faith, as confidential shall be kept confidential by such Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and PROVIDED FURTHER that, if, in the Company's reasonable judgment, the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

                  (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company and the Trust to underwriters in primary underwritten offerings of equity and convertible debt securities and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                  (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company and the Trust (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each Holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading);

                  (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company and the Trust (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Holder participating in such underwritten offering (if such Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                  (v) in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by any Holders participating in such underwritten offering and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company and the Trust.

         (q) Each of the Company and the Trust shall have caused the Common Stock issuable upon conversion of the Preferred Securities or the Debentures, or both, to be listed on the New York Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades prior to the Effective Time of the Shelf Registration Statement hereunder.

         (r) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or the Trust, or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and the Trust shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) if required to do so by the NASD Rules, such "qualified independent underwriter" to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying the qualified independent underwriter if one is engaged pursuant to clause (A), to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

         (s) The Company and the Trust shall each use its best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

         4. REGISTRATION EXPENSES. Except as otherwise provided in Section 3, the Company and the Trust shall each bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall each bear or reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than 25% of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefore in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder's Registrable Securities pursuant to the Shelf Registration Statement.

         5. INDEMNIFICATION AND CONTRIBUTION.

         (a) INDEMNIFICATION BY THE COMPANY AND THE TRUST. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company and the Trust, jointly and severally, shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, that facilitates the disposition of Registrable Securities, and each of their respective officers and directors, or trustees, as the case may be, and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration

Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company nor the Trust shall be liable (i) to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Trust by such Indemnified Person expressly for use therein or (ii) to any Holder if use of the Prospectus has been suspended pursuant to Section 2(c), in any such case to the extent that any such loss, claim, damage or liability arises from the use by such Holder of the Prospectus during a period beginning on the date ten days following the date written notice of such suspension is received by such Holder and ending upon termination of such suspension period.

         (b) INDEMNIFICATION BY THE HOLDERS AND ANY AGENTS AND UNDERWRITERS. Each Electing Holder agrees, as a consequence of the inclusion of any of such Holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, that facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, the Trust, the directors and officers of the Company or trustees of the Trust who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company and the Trust or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Trust by such Holder, underwriter, selling agent or other securities professional expressly for use therein, and
(ii) reimburse the Company and the Trust for any legal or other expenses reasonably incurred by the Company or the Trust, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this

Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing

Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

         (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and
(ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

         (f) The obligations of the Company and the Trust under this Section 5 shall be joint and several and shall be in addition to any liability which the Company and the Trust may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company and the Trust. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         6. UNDERWRITTEN OFFERING. Any Holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; PROVIDED that (i) the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering and
(ii) at least such aggregate principal amount of such Registrable Securities shall be included in such offering; and PROVIDED FURTHER that the Company and the Trust shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, the Company and the Trust shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; PROVIDED, HOWEVER, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company and the Trust. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company and the Trust in accordance with Section 3(a)(2) hereof within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company and the Trust shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company and the Trust may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

         7. LIQUIDATED DAMAGES.

         (a) Pursuant to Section 2(a) hereof, the Company and the Trust may, upon written notice to all the Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole. Notwithstanding any such postponement, if (i) on or prior to the 90th day following the Closing Date, a Shelf Registration Statement has not been filed with the Commission or (ii) on or prior to the 180th day following the Closing Date, such Shelf Registration Statement is not declared effective by the Commission (each, a "Registration Default"), the Company and the Trust shall be required to pay liquidated damages ("Liquidated Damages"), from and including the day following such Registration Default until such Shelf Registration Statement is either so filed or so filed and subsequently declared effective, as applicable, at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of Registrable Securities, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default.

         (b) In the event that the Shelf Registration Statement ceases to be effective (or the Holders of Registrable Securities are otherwise prevented or restricted by the Company or the Trust from effecting sales pursuant thereto) (an "Effective Failure") for more than 30 days, whether or not consecutive, in any 90-day period, or 90 days, whether or not consecutive, during any 12-month period, then the Company and the Trust shall pay Liquidated Damages at a rate per annum equal to an additional one-half of one percent (0.50%) from the 31st day of the applicable 90-day period or the 91st day of the applicable 12-month period, as the case may be, that such Shelf Registration Statement ceases to be effective (or the Holders of Registrable Securities are otherwise prevented or restricted by the Company and the Trust from effecting sales pursuant thereto) until the earlier of (i) the time the Shelf Registration Statement again becomes effective or the Holders of Registrable Securities are again able to make sales under the Shelf Registration Statement or (2) the time the Effectiveness Period expires. For the purpose of determining an Effective Failure, days on which the Company and the Trust have been obligated to pay Liquidated Damages in accordance with the foregoing in respect of a prior Effective Failure within the applicable 90-day or 12-month period, as the case may be, shall not be included.

         (c) Any amounts to be paid as Liquidated Damages pursuant to paragraphs
(a) or (b) of this Section 7 shall be paid quarterly in arrears, with the first quarterly payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the date of such Registration Default. Such Liquidated Damages will accrue (1) in respect of the Securities at the rates set forth in paragraphs (a) or (b) of this Section 7, as applicable, on the principal amount of the Preferred Securities or the Debentures and (2) in respect of the Common Stock issued upon conversion of the Preferred Securities or the Debentures, or both, at the rates set forth in paragraphs (a) or (b) of this Section 7, as applicable, applied to the Conversion Price (as defined in the Indenture) at that time. The amount of Liquidated Damages due pursuant to paragraphs (a) or (b) of this Section 7 shall be determined by multiplying the applicable rate by the principal amount of the Preferred Securities or the Debentures or by the Conversion Price of the Common Stock, as the case may be, and multiplying that amount by a fraction, the numerator of which is the number of days such rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months) and the denominator of which is 360.

         (d) Except as provided in Section 8(b) hereof, the Liquidated Damages as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default or Effective Failure. In no event shall the Company or the Trust be required to pay Liquidated Damages in excess of the applicable maximum amount of one-half of one percent (0.50%) set forth above, regardless of whether one or multiple Registration Defaults exist.

         8. MISCELLANEOUS.

         (a) OTHER REGISTRATION RIGHTS. The Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, PROVIDED that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 hereof notifies the Company and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement.

         (b) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if the Company and the Trust fail to perform any of their obligations hereunder and that the Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Electing Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company and the Trust under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

         (c) AMENDMENTS AND WAIVERS. This Agreement, including this Section 8(c), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company, the Trust and the holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this
Section 8(c), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

         (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at such address set forth on the record books of the Company or the Trust, as the case may be;

                  (ii) if to the Purchasers, initially at the address set forth in the Purchase Agreement; and

                  (iii) if to the Company or the Trust, initially at its address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have duly given when received.

         The Purchasers or the Company and the Trust by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (e) PARTIES IN INTEREST. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

         (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) HEADINGS. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (j) SURVIVAL. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.


                [remainder of this page intentionally left blank]

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                      Very truly yours,

                                      Cummins Capital Trust I


                                      By:  /s/ DONALD TRAPP
                                         ---------------------------------------
                                           Name:  Donald Trapp
                                           Title: Administrative Trustee

                                      Cummins Inc.


                                      By:  /s/ DONALD TRAPP
                                         ---------------------------------------
                                           Name:  Donald Trapp
                                           Title: Vice President-Treasurer

Accepted as of the date hereof:

Goldman, Sachs & Co.
J.P Morgan Securities Inc.
Salomon Smith Barney Inc.

By:  /s/ GOLDMAN, SACHS & CO.
   ------------------------------------------
     (Goldman, Sachs & Co.)

                   On behalf of each of the Purchasers

                                                                       Exhibit A

                                  CUMMINS, INC.
                             CUMMINS CAPITAL TRUST I

                         INSTRUCTION TO DTC PARTICIPANTS

                                (DATE OF MAILING)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: [DATE]

                  The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in 7% Convertible Quarterly Income Preferred Securities (liquidation amount $50 per preferred security) of Cummins Capital Trust I (the "Trust") are held. The Preferred Securities are guaranteed on a subordinated basis by Cummins Inc. (the "Company") as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement between the Company and BNY Midwest Trust Company, as trustee (the "Guarantee") and may be (A) converted into common stock, $2.50 par value per share ("Common Stock"), of the Company or
(B) exchanged under certain circumstances into 7% Junior Subordinated Convertible Debentures Due June 15, 2031 of the Company (the "Debentures") held by the Trust which are convertible into Common Stock. The Preferred Securities, the Debentures, the Guarantee and the Common Stock issuable upon conversion of the Preferred Securities or the Debentures, or both, are referred to collectively as the "Securities."

                  The Company and the Trust are in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have your Securities included in the registration statement, you must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

                  It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact:

Cummins Inc.                                 Cravath, Swaine & Moore
500 Jackson Street, Box 3005                 Worldwide Plaza
Columbus, Indiana 47202-3005           or    825 Eighth Avenue
Attention:  Vice President-Treasurer         New York, New York  10019-7474
                                             Attention:  William J. Whelan, Esq.

                                  CUMMINS INC.

                             CUMMINS CAPITAL TRUST I

                        Notice of Registration Statement

                                       and

                      SELLING SECURITYHOLDER QUESTIONNAIRE

                                     (Date)

                  Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") among Cummins Capital Trust I (the "Trust"), Cummins Inc. (the "Company") and the Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company and the Trust have filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Trust's 7% Convertible Quarterly Income Preferred Securities (liquidation amount $50 per preferred security) (the "Preferred Securities"), the Company's 7% Junior Subordinated Convertible Debentures Due June 15, 2031 (the "Debentures"), the guarantee of the Company pursuant to the guarantee agreement between the Company and BNY Midwest Trust Company, as trustee (the "Guarantee"), and the shares of common stock of the Company, $2.50 par value, issuable upon conversion of the Preferred Securities or the Debentures, or both, (the "Common Stock", and together with the Preferred Securities, the Debentures and the Guarantee, the "Securities"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

                  Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

                  Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

                  The term "REGISTRABLE SECURITIES" is defined in the Registration Rights Agreement to mean all or any portion of the Securities issued from time to time; PROVIDED, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

                  The term "RESTRICTED SECURITY" is defined in the Registration Rights Agreement to mean any Security except any such Security which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, or (iv) has otherwise been transferred and a new Security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Trust or the Company in accordance with the terms of the Trust Agreement or the Indenture, as the case may be.

                                    ELECTION

                  The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

                  Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company, the Trust and to BNY Midwest Trust Company, as trustee, the Notice of Transfer set forth in Appendix A to the Prospectus. This Notice of Transfer is set forth as Exhibit A to the Prospectus and as Exhibit B to the Registration Rights Agreement.

                  The Selling Securityholder hereby provides the following information to the Company and the Trust and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)      (a)      Full legal name of Selling Securityholder:


                  --------------------------------------------------------------

(b) Full legal name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:


                  --------------------------------------------------------------

(c) Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:


                  --------------------------------------------------------------

(2)      Address for Notices to Selling Securityholder:


                                ---------------------------------------

                                ---------------------------------------

                                ---------------------------------------
         Telephone:
                                ---------------------------------------
         Fax:
                                ---------------------------------------
         Contact Person:
                                ---------------------------------------
         E-mail address:*
                                ---------------------------------------
         *IF YOU PROVIDE AN E-MAIL ADDRESS, THE COMPANY MAY FURNISH YOU WITH COPIES OF THE SHELF REGISTRATION STATEMENT, THE PROSPECTUS (INCLUDING EACH PRELIMINARY PROSPECTUS) INCLUDED IN THE SHELF REGISTRATION STATEMENT AND ANY AMENDMENT OR SUPPLEMENT THERETO, VIA E-MAIL, AS OPPOSED TO REGULAR MAIL.

(3)      Beneficial ownership of Securities:
         EXCEPT AS SET FORTH BELOW IN THIS ITEM (3), THE UNDERSIGNED DOES NOT BENEFICIALLY OWN ANY SECURITIES.

(a)      Number of Preferred Securities beneficially owned:
                                                           ---------------------
                  CUSIP No(s). of such Preferred Securities:
                                                              ------------------

                  Principal amount of Debentures (if any) issued in exchange for Preferred Securities:
                                       -----------------------------------------
                  CUSIP No(s). of such Debentures:
                                                    ----------------------------

                  Number of shares of Common Stock (if any) issued upon conversion of the Preferred Securities or the Debentures, or both:
                       ---------------------------------------------------------

         (b) Principal amount of Securities other than Registrable Securities beneficially owned:
                                                --------------------------------
                  CUSIP No(s). of such other Securities:
                                                        ------------------------

                  Number of shares of Common Stock (if any) issued upon conversion of such other Securities:
                                                      --------------------------

         (c) Number of Preferred Securities which the undersigned wishes to be included in the Shelf Registration Statement:
                                                                  --------------
                  CUSIP No(s). of such Preferred Securities:
                                                            --------------------

                  Principal amount of Debentures (if any) issued in exchange for Preferred Securities which the undersigned wishes to be included in the Shelf Registration Statement:
                  CUSIP No(s). of such Debentures:
                                                  ------------------------------
                  Number of shares of Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Shelf Registration Statement:
                                                      --------------------------

(4)      Beneficial Ownership of Other Securities:
         EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED SELLING SECURITYHOLDER IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES OF THE COMPANY, OTHER THAN THE SECURITIES AND SHARES OF COMMON STOCK LISTED ABOVE IN ITEM (3).

         State any exceptions here:


(5)      Relationships with the Trust or the Company:
         EXCEPT AS SET FORTH BELOW, NEITHER THE SELLING SECURITYHOLDER NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (5% OR MORE) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE TRUST OR THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

         State any exceptions here:


(6)      Plan of Distribution:
         EXCEPT AS SET FORTH BELOW, THE UNDERSIGNED SELLING SECURITYHOLDER INTENDS TO DISTRIBUTE THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM
         (3) ONLY AS FOLLOWS (IF AT ALL): SUCH REGISTRABLE SECURITIES MAY BE SOLD FROM TIME TO TIME DIRECTLY BY THE UNDERSIGNED SELLING SECURITYHOLDER OR, ALTERNATIVELY, THROUGH UNDERWRITERS, BROKER-DEALERS OR AGENTS. SUCH REGISTRABLE SECURITIES MAY BE SOLD IN ONE OR MORE TRANSACTIONS AT FIXED PRICES, AT PREVAILING MARKET PRICES AT THE TIME OF SALE, AT VARYING PRICES DETERMINED AT THE TIME OF SALE, OR AT NEGOTIATED PRICES. SUCH SALES MAY BE EFFECTED IN TRANSACTIONS (WHICH MAY INVOLVE CROSSES OR BLOCK TRANSACTIONS) (I) ON ANY NATIONAL SECURITIES EXCHANGE OR QUOTATION SERVICE ON WHICH THE REGISTERED SECURITIES MAY BE LISTED OR QUOTED AT THE TIME

         OF SALE, (II) IN THE OVER-THE-COUNTER MARKET, (III) IN TRANSACTIONS OTHERWISE THAN ON SUCH EXCHANGES OR SERVICES OR IN THE OVER-THE-COUNTER MARKET, OR (IV) THROUGH THE WRITING OF OPTIONS. IN CONNECTION WITH SALES OF THE REGISTRABLE SECURITIES OR OTHERWISE, THE SELLING SECURITYHOLDER MAY ENTER INTO HEDGING TRANSACTIONS WITH BROKER-DEALERS, WHICH MAY IN TURN ENGAGE IN SHORT SALES OF THE REGISTRABLE SECURITIES IN THE COURSE OF HEDGING THE POSITIONS THEY ASSUME. THE SELLING SECURITYHOLDER MAY ALSO SELL REGISTRABLE SECURITIES SHORT AND DELIVER REGISTRABLE SECURITIES TO CLOSE OUT SUCH SHORT POSITIONS, OR LOAN OR PLEDGE REGISTRABLE SECURITIES TO BROKER-DEALERS THAT IN TURN MAY SELL SUCH SECURITIES.

         State any exceptions here:


                  Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

                  By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

                  In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Trust or the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

                  By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Trust and the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

                  In accordance with the Selling Securityholder's obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Trust and the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         (i)      To the Company and the Trust:

                                           Cummins Inc.
                                           500 Jackson Street, Box 3005
                                           Columbus, Indiana 47202-3005
                                           Attention:  Vice President-Treasurer


         (ii)     With a copy to:

                                           Cravath, Swaine & Moore
                                           Worldwide Plaza
                                           825 Eighth Avenue
                                           New York, New York  10019-7475
                                           Attention:  William J. Whelan, Esq.


                  Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company, the Trust and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
      ----------------------------


                  --------------------------------------------------------------
                  Selling Securityholder
                  (Print/type full legal name of beneficial owner of Registrable Securities)


                  By:
                     -----------------------------------------------------------
                  Name:
                  Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:


                                            Cravath, Swaine & Moore
                                            Worldwide Plaza
                                            825 Eighth Avenue
                                            New York, New York  10019-7475
                                            Attention:  William J. Whelan, Esq.

                                                                       Exhibit B


              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Cummins Capital Trust I
c/o BNY Midwest Trust Company
2 North LaSalle Street
Suite 1020
Chicago, IL  60602

Attention:  Corporate Finance Unit

                  Re:      Cummins Capital Trust I (the "Trust")
                           7% Convertible Cumulative Quarterly Income
                           Preferred Securities (the "Preferred Securities")

Dear Sirs:

                  Please be advised that _____________________ has transferred shares of Preferred Securities, or $ aggregate principal amount of Cummins Inc. (the "Company") 7% Junior Subordinated Convertible Debentures Due June 15, 2031 (the "Debentures") or $ aggregate principal amount of the Company's common stock, $2.50 par value, issued on conversion of the Preferred Securities or the Debentures, or both, ("Common Stock") pursuant to an effective Shelf Registration Statement on Form S-3 (File No. 333- ) filed by the Company.

                  We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Preferred Securities, Debentures or Common Stock is named as a "Selling Securityholder" in the Prospectus dated , or in supplements thereto, and that the aggregate principal amount of the Debentures, the Preferred Securities or the Common Stock transferred are the Debentures, the Preferred Securities or the Common Stock listed in such Prospectus opposite such owner's name.

         Dated:

                                                     Very truly yours,

                                                     ------------------------
                                                     (Name)

                                             By:
                                                     ------------------------
                                                     (Authorized Signature)


                                      B-1